Supplement dated November 12, 2014
to the Classes Institutional, R-1, R-2, R-3, R-4, and R-5 Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2014

(as supplemented on March 7, 2014, March 14, 2014, April 28, 2014, June 3, 2014,
June 16, 2014, July 15, 2014, August 18, 2014, and October 1, 2014)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

CORE PLUS BOND FUND I
On November 10, 2014, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the Core Plus Bond Fund I by the Bond and Mortgage Securities Fund (the “Proposed Merger”). The Proposed Merger will be submitted for shareholder vote at a Special Meeting of Shareholders of Core Plus Bond Fund I tentatively scheduled for February 13, 2015. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of Core Plus Bond Fund I (the “Fund”) in December 2014. If shareholders approve, the Proposed Merger is expected to occur on or about February 20, 2015.

Due to a planned series of large redemptions by investors affiliated with Principal Management Corporation (“PMC”), the Fund’s assets will decline significantly before the Proposed Merger. On November 7, 2014, PMC imposed voluntarily caps on Fund expense ratios at their then current levels; these will remain in place until the Proposed Merger is completed.

INTERNATIONAL EMERGING MARKETS FUND

In the Management – Sub-Advisor(s) and Portfolio Manager(s) section, add:

•	Alan Wang (since 2014), Portfolio Manager

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the section for Principal Global Investors, LLC, add the following to the alphabetical list of portfolio managers:

Alan Wang has been with PGI since 2003.  As a co-employee of PGI and Principal Global Investors (Hong Kong) Limited, Mr. Wang manages Principal Fund assets as an employee of PGI.  He earned a bachelor’s degree in Economics and International Finance from Renmin University of China and an M.B.A. from University of Iowa.  Mr. Wang has earned the right to use the Chartered Financial Analyst designation.

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